UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

847-648-7541

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SURGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, on November 4, 2021, SurgePays, Inc. (the “Company”) closed on its firm commitment underwritten public offering (the “Offering”) of units, with each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock.

As disclosed in the final prospectus filed in connection with the Offering, the Company, following the closing of the Offering, was scheduled to issue: (i) 3,607,980 shares of Common Stock as a result of the conversion of all Series C Preferred Stock shares outstanding (the “Series C Conversion”); and (ii) 561,758 shares of Common Stock to Kevin Brian Cox, our Chief Executive Officer and Chairman, as a result of related party notes payable conversion of $2,415,560 in principal and accrued interest owed to SMDMM Funding, LLC, an entity solely controlled by Mr. Cox (“SMDMM”) for a total of 4,169,738 shares.

On November 11, 2021, the Company issued 4,169,738 shares of Common Stock (the “Issuance”) in total with: (i) Mr. Cox receiving 3,578,578 shares (which includes, in addition to the SMDMM conversion issuance, 3,016,820 shares issued pursuant to the Series C Conversion); (ii) Anthony Nuzzo, the Company’s President and a member of the Company’s board of directors, receiving 360,000 shares pursuant to the Series C Conversion; and (iii) Carter Matzinger, the Chief Strategic Officer of LogicsIQ, Inc., a wholly owned subsidiary of the Company, receiving 231,160 shares pursuant to the Series C Conversion.

The Issuance described herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares of Common Stock was based upon the following factors: (a) there were only three recipients all of whom are employed by the Company; (b) the shares of Common Stock were not broken down into smaller denominations; and (c) the negotiations for the issuance of the shares of Common Stock took place directly between each individual and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURGEPAYS, INC.

Date: November 17, 2021	By:	/s/ Anthony Evers
	Name:	Anthony Evers
	Title:	Chief Financial Officer